LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND

December 1, 1998

Dear Shareholder:

We are pleased to report that the J.P. Morgan Institutional Tax Aware Disciplined Equity Fund provided a solid absolute return of 23.26% for the fiscal year ended October 31, 1998. This performance is ahead of the 21.99% return for the S&P 500 Index, and well ahead of the 9.88% return posted by the fund's competitors in the Lipper Growth & Income Fund Average.

The fund's net asset value increased from $12.08 per share on October 31, 1997,to $14.71 per share on October 31, 1998. A distribution was made during the reporting period of approximately $0.16 per share from ordinary income. There were no distributions from short- or long-term capital gains. The fund's net assets stood at approximately $90.1 million at the end of the period under review.

The report that follows includes an interview with Robin B. Chance, a member of the fund's portfolio management team. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and reiterate the fund's investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS. . .    1         FUND FACTS AND HIGHLIGHTS. . . 6

FUND PERFORMANCE. . . . . . . .    2         FINANCIAL STATEMENTS . . . . . 8

PORTFOLIO MANAGER Q&A . . . . .    3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $3,000,000 (the minimum investment in the fund). The chart at right shows that $3,000,000 invested on January 31, 1997*, would have grown to $4,453,569 on October 31, 1998.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $3,000,000 SINCE FUND INCEPTION*
JANUARY 31, 1997 -- OCTOBER 31,1998

[GRAPH]

               J.P. Morgan Institutional Tax Aware     S&P 500                  Lipper Growth and
               Disciplined Equity Fund                 Index                    Income Fund Average
Jan-97         $3,000,000                              $3,000,000               $3,000,000
Mar-97         $2,892,320                              $2,899,280               $2,909,120
Jun-97         $3,448,650                              $3,405,440               $3,327,780
Sep-97         $3,741,780                              $3,660,540               $3,625,420
Oct-97         $3,613,160                              $3,538,270               $3,498,530
Mar-98         $4,381,570                              $4,290,880               $4,081,450
Jun-98         $4,568,380                              $4,432,570               $4,092,180
Sep-98         $4,109,030                              $3,991,640               $3,528,560
Oct-98         $4,453,570                              $4,316,320               $3,842,290

LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.


PERFORMANCE                                   TOTAL RETURNS                         AVERAGE ANNUAL TOTAL RETURNS
                                           ---------------------------------      ----------------------------------
                                            THREE               SIX                   ONE              SINCE
AS OF OCTOBER 31, 1998                      MONTHS              MONTHS                YEAR             INCEPTION*
----------------------------------------------------------------------------     -----------------------------------
J.P. Morgan Institutional Tax Aware
  Disciplined Equity Fund                   -1.60%               0.06%              23.26%              25.33%
S&P 500 Index                               -1.57%              -0.41%              21.99%              23.11%
Lipper Growth & Income Fund Average         -3.64%              -6.54%               9.88%              15.02%

AS OF SEPTEMBER 30, 1998
----------------------------------------------------------------------------     -----------------------------------
J.P. Morgan Institutional Tax Aware
  Disciplined Equity Fund                  -10.05%              -6.22%               9.82%              20.77%
S&P 500 Index                               -9.95%              -6.97%               9.05%              18.69%
Lipper Growth & Income Fund Average        -12.47%             -12.20%              -1.08%              11.12%

*THE FUND COMMENCED OPERATIONS ON JANUARY 30, 1997, AND HAS PROVIDED AN AVERAGE ANNUAL TOTAL RETURN OF 25.53% FROM THAT DATE THROUGH OCTOBER 31, 1998. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM JANUARY 31, 1997, THE FIRST DATE WHEN DATA FOR THE FUND'S BENCHMARK AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with ROBIN B. CHANCE, who is a member of the portfolio management team for the J.P. Morgan Tax Aware Disciplined Equity Fund. A Chartered Financial Analyst who is also an 11-year veteran of Morgan, Robin developed the systems used to rebalance the firm's structured equity portfolios. Robin is a graduate of the University of Pennsylvania's Management and Technology Program. She earned her MBA from New York University's Stern School of Business. This interview was conducted on November 16, 1998, and reflects Robin's views on that date.

THE J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND ACHIEVED SOLID ABSOLUTE AND RELATIVE PERFORMANCE THIS PAST YEAR. WHAT FACTORS CONTRIBUTED TO THIS SUCCESS?

RC: Absolute performance was solid thanks to the continued demand for U.S. stocks driven by a growing economy with low inflation. Strong relative performance was achieved by meeting the fund's goal of outperforming the S&P 500 Index exclusively through stock selection. We accomplished this by constructing a portfolio primarily consisting of stocks we deem to be undervalued and imposing risk controls. What we mean by risk controls is that we seek to keep the sector weightings and other characteristics of the fund comparable to those of the S&P 500 Index. We remove market timing, sector and style/theme bets that are popular with other active managers since our goal is to concentrate on company-specific fundamentals. That is where we feel we can add the most value given our extensive research team of 25 equity analysts.

Many of the economic sectors in which the fund invested contributed positively to the fund's performance. The services sector contributed the most to the fund's performance given our decisions to overweight Time Warner Inc. and to underweight both Cendant Corp. and Walt Disney Co. Retail proved to be a difficult sector, mainly because we chose to hold less than a market weight in Wal-Mart Stores Inc. and to hold more than a market weight in Sears Roebuck & Co. and Federated Department Stores.

Sector neutrality was critical, as in year end October 31, 1998, there were vast differences in performance among economic sectors. For example, the telephone industry enjoyed returns of 49%; meanwhile, the capital goods industry returns were a disappointing -5.8%. By maintaining the fund's sector neutrality, the portfolio was not adversely impacted by an incorrect sector decision.

HOW DID THE RECENT MARKET TURMOIL AFFECT THE PORTFOLIO?

RC: The stocks that got hurt were those that were very cyclical in nature. In particular, basic industry--chemicals, paper goods, and metals--as well as the capital goods sector were harmed by the third quarter market downturn. Sectors that were more domestically oriented fared better, as investors viewed these stocks as more immune to the economic tumult in Russia, Asia, and Latin America. Again, sector neutrality was our friend since the fund was not overweighted in these troubled sectors. Increased volatility created more opportunities within each economic sector. And, given that this is a tax-aware portfolio, we may be able to use losses realized to offset capital gains.

SOME INVESTORS HAVE WONDERED WHY, IF THE PORTFOLIO IS TAX AWARE, THEY RECEIVE DISTRIBUTIONS EVERY QUARTER. COULD YOU ADDRESS THIS CONCERN?

RC: These distributions are for the dividends the fund receives on the securities held. The only way to prevent this distribution is to avoid purchasing companies that pay dividends. This is very difficult to do since most large capitalization companies pay some kind of dividend. Avoiding these companies would introduce sector and style/theme bets and would increase the volatility of the fund relative to the S&P500. The fund would not necessarily be compensated for taking on this additional risk.

A NUMBER OF ECONOMISTS ARE CALLING FOR A RECESSION IN 1999. HOW ARE YOU POSITIONING THE PORTFOLIO TO RESPOND TO THE THREAT OF A SUSTAINED ECONOMIC DOWNTURN?

RC: It is very difficult to predict when or if a recession will occur. For example, after the third quarter this year, many experts asserted that the United States was entering a recession, but what followed was a robust October in which many market losses were recouped.

Having said that, this portfolio is not short-term oriented. We look for the long-term earnings potential of the companies we follow. While other portfolios may adjust to near-term market conditions, our strategy is to estimate how specific companies would perform in an average economic environment. Our view is that the taxable investor should not be involved in heavy trading to make a "quick buck," because taxes on short-term capital gains may negate the seemingly higher returns. While the short-term return may be higher, once taxes are considered, investors are often better off staying with a company with better fundamentals that they can hold onto for a long time.

AS TAX AWARE STRATEGIES GAIN FAVOR, WHAT ARE THE KEY ATTRIBUTES THIS FUND OFFERS VERSUS A SIMILARLY INVESTED FUND WITHOUT A TAX AWARE STRATEGY?

RC: A fund that is not tax-aware does not pay as much attention to realized capital gains. When a portfolio manager sells a security within the fund, a gain (or loss) is "realized." At the end of the year the fund must distribute the realized gains (in excess of any losses realized) to the shareholders. Fund managers may scramble at the end of the year to realize losses to offset these gains. Sometimes sufficient losses may not be available to offset all the gains or the fund manager may not want to sell a particular security because it is considered to be a desirable holding. We keep our eye on the amount of gains realized throughout the entire year to try to ensure that shareholders are not stuck with a large year-end distribution, recognizing that it is especially frustrating for shareholders to receive a distribution in a year when the fund may not have appreciated or perhaps even depreciated. To keep the year-end distribution low, we offset realized gains with realized losses to the extent practicable. We evaluate if the additional expected return of a new holding offsets the tax cost of selling an existing holding. The fund employs the specific lot identification method of inventory accounting, which permits us to identify the specific cost lots to sell. In addition, we generally aim to retain securities for more than one year so that any gains realized on their sale and distributed would be taxed at the lower long-term capital gains tax rate by the shareholder.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional Tax Aware Disciplined Equity Fund seeks to provide high total return while being sensitive to the impact of capital gains taxes on investors' returns. Designed for long-term investors, the fund invests primarily in common stocks and other equity securities of large and medium-sized U.S. companies.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
1/30/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/98
$90,079,166

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
12/18/98

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98

EXPENSE RATIO
The fund's current annual expense ratio of 0.55% covers shareholders' expenses for custody, tax reporting, and investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales or exchange fees; however, shares held less than five years may be subject to redemption fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund. Fund redemption fees are waived when shares worth over $500,000 are redeemed in kind from the fund. Shareholders owning more than 5% of the fund's outstanding shares should consult "Redemption of Shares" in the Statement of Additional Information.

FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1998

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

CONSUMER GOODS & SERVICES                                     22.0%
TECHNOLOGY                                                    17.8%
FINANCE                                                       16.7%
HEALTH CARE                                                   12.9%
INDUSTRIAL PRODUCTS & SERVICES                                 9.6%
UTILITIES                                                      8.8%
ENERGY                                                         7.1%
BASIC INDUSTRIES                                               3.9%
TRANSPORTATION                                                 1.2%

LARGEST EQUITY HOLDINGS                   % OF TOTAL INVESTMENTS
-----------------------------------------------------------------
MICROSOFT CORP. (TECHNOLOGY)                            3.3%
GENERAL ELECTRIC CO.
  (INDUSTRIAL PRODUCTS & SERVICES)                      2.4%
PHILIP MORRIS COMPANIES, INC.
(CONSUMER GOODS & SERVICES)                             2.4%
BRISTOL-MYERS SQUIBB CO. (HEALTH CARE)                  2.2%
BANKAMERICA CORP. (FINANCE)                             2.1%
INTEL CORP. (TECHNOLOGY)                                2.1%
INTERNATIONAL BUSINESS MACHINES CORP.
  (TECHNOLOGY)                                          2.1%
GTE CORP. (UTILITIES)                                   1.9%
CISCO SYSTEMS, INC. (TECHNOLOGY)                        1.9%
MCI WORLDCOM, INC. (TECHNOLOGY)                         1.9%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  --------   ------------
COMMON STOCKS (99.7%)
BASIC INDUSTRIES (3.9%)
AGRICULTURE (0.0%)
Agribrands International, Inc.+..................       100   $      2,931
Pioneer Hi-Bred International, Inc...............       500         14,000
                                                              ------------
                                                                    16,931
                                                              ------------
CHEMICALS (2.0%)
Crompton & Knowles Corp..........................       600          9,637
Dow Chemical Co..................................     7,600        711,550
E.I. du Pont de Nemours & Co.....................     4,400        253,000
Lyondell Chemical Co.............................    23,400        394,875
Rohm & Haas Co...................................     3,000        101,250
Union Carbide Corp...............................     8,100        311,850
                                                              ------------
                                                                 1,782,162
                                                              ------------
FOREST PRODUCTS & PAPER (0.5%)
Georgia-Pacific Corp.............................     5,900        305,325
Stone Container Corp.+...........................     5,300         50,681
Temple-Inland, Inc...............................     1,600         77,700
                                                              ------------
                                                                   433,706
                                                              ------------

METALS & MINING (1.4%)
Alcan Aluminum Ltd.(i)...........................       500         12,656
Allegheny Teledyne, Inc..........................    42,750        879,047
USEC, Inc.+......................................    24,400        356,850
                                                              ------------
                                                                 1,248,553
                                                              ------------
  TOTAL BASIC INDUSTRIES.........................                3,481,352
                                                              ------------
CONSUMER GOODS & SERVICES (22.0%)
AUTOMOTIVE (1.6%)
Chrysler Corp....................................     9,300        447,562
Dana Corp........................................     4,057        169,633
Ford Motor Co....................................     5,700        309,225
General Motors Corp..............................     2,000        126,125
Goodyear Tire and Rubber Co......................     4,600        247,825
Lear Corp.+......................................     4,200        134,925
                                                              ------------
                                                                 1,435,295
                                                              ------------

              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  --------   ------------

BROADCASTING & PUBLISHING (0.6%)
Comcast Corp., Class A...........................     5,500   $    271,734
Gannett Co., Inc.................................       200         12,375
Tele-Communications TCI Ventures Group+..........     8,810        163,811
Tele-Communications, Inc., Series A+.............     2,345         98,637
                                                              ------------
                                                                   546,557
                                                              ------------

ENTERTAINMENT, LEISURE & MEDIA (3.1%)
Hasbro, Inc......................................     1,200         42,075
International Game Technology....................     8,500        191,781
Mattel, Inc......................................    13,100        469,962
Mirage Resorts, Inc.+............................    12,200        206,637
Seagram Company Ltd.(i)..........................    27,700        910,637
Time Warner, Inc.................................     8,300        770,344
Viacom, Inc., Class B+...........................     2,200        131,725
Walt Disney Co...................................     2,900         78,119
                                                              ------------
                                                                 2,801,280
                                                              ------------

FOOD, BEVERAGES & TOBACCO (7.7%)
Anheuser Busch Companies, Inc....................     2,600        154,537
Bestfoods........................................     1,500         81,750
Campbell Soup Co.................................     7,400        394,512
Coca-Cola Co.....................................    24,100      1,629,762
Corn Products International, Inc.................        50          1,425
General Mills, Inc...............................     2,100        154,350
PepsiCo, Inc.....................................    21,700        732,375
Philip Morris Companies, Inc.....................    41,800      2,137,025
Ralston-Ralston Purina Group.....................    14,600        487,275
Sara Lee Corp....................................     3,300        196,969
Unilever NV (ADR)(i).............................    12,500        940,625
                                                              ------------
                                                                 6,910,605
                                                              ------------

HOUSEHOLD APPLIANCES & FURNISHINGS (0.5%)
Furniture Brands International, Inc.+............     2,200         47,300
Leggett & Platt, Inc.............................    11,500        268,812
Whirlpool Corp...................................     3,200        164,000
                                                              ------------
                                                                   480,112
                                                              ------------

HOUSEHOLD PRODUCTS (1.5%)
Procter & Gamble Co..............................    15,100      1,342,012
                                                              ------------

PERSONAL CARE (0.4%)
Gillette Co......................................     7,000        314,562
                                                              ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  --------   ------------
RESTAURANTS & HOTELS (0.4%)
Extended Stay America, Inc.+.....................       300   $      2,887
McDonald's Corp..................................     5,200        347,750
                                                              ------------
                                                                   350,637
                                                              ------------
RETAIL (5.8%)
Albertson's, Inc.................................     1,200         66,675
American Stores Co...............................     8,200        267,012
AutoZone, Inc.+..................................     7,600        199,975
Best Buy Co., Inc.+..............................     1,000         48,000
Circuit City Stores, Inc.........................     6,800        246,075
CompUSA, Inc.+...................................       200          2,775
Corporate Express, Inc...........................     1,800         20,981
Dayton Hudson Corp...............................     6,600        279,675
Dillard's, Inc., Class A.........................       800         24,850
Federated Department Stores, Inc.+...............     8,400        322,875
Gap, Inc.........................................     4,200        252,525
General Nutrition Companies, Inc.................     4,700         68,591
Hannaford Brothers Co............................     6,200        271,637
Home Depot, Inc..................................     7,900        343,650
J.C. Penney, Inc.................................     4,900        232,750
Kmart Corp.+.....................................     9,300        131,362
Kroger Co.+......................................       300         16,650
Safeway, Inc.+...................................     3,500        167,344
Sears, Roebuck & Co..............................    14,300        642,606
TJX Companies, Inc...............................    22,700        429,881
Toys 'R' Us, Inc.+...............................     3,000         58,687
Wal-Mart Stores, Inc.............................    15,800      1,090,200
                                                              ------------
                                                                 5,184,776
                                                              ------------

TEXTILES (0.4%)
Fruit of the Loom, Inc., Class A+................     9,100        138,775
Unifi, Inc.......................................    12,600        212,625
                                                              ------------
                                                                   351,400
                                                              ------------
  TOTAL CONSUMER GOODS & SERVICES................               19,717,236
                                                              ------------
ENERGY (7.0%)
OIL-PRODUCTION (6.7%)
Amoco Corp.......................................    14,700        825,037
Atlantic Richfield Co............................    15,500      1,067,562
Chevron Corp.....................................       600         48,900
Exxon Corp.......................................    15,200      1,083,000
Mobil Corp.......................................    14,100      1,067,194
Phillips Petroleum Co............................     8,300        358,975
              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  --------   ------------
OIL-PRODUCTION (CONTINUED)

Royal Dutch Petroleum Co. (ADR)(i)...............    25,500   $  1,255,875
Texaco, Inc......................................     1,200         71,175
Tosco Corp.......................................     6,700        188,019
Valero Energy Corp...............................     4,200        105,000
                                                              ------------
                                                                 6,070,737
                                                              ------------

OIL-SERVICES (0.3%)
R&B Falcon Corp.+................................    16,400        222,425
Schlumberger Ltd.(i).............................     1,700         89,250
                                                              ------------
                                                                   311,675
                                                              ------------
  TOTAL ENERGY...................................                6,382,412
                                                              ------------

FINANCE (16.6%)
BANKING (9.2%)
Astoria Financial Corp...........................    12,140        523,917
Bank One Corp....................................        40          1,955
BankAmerica Corp.................................    33,273      1,911,118
Bankers Trust Corp...............................     9,500        596,719
Charter One Financial, Inc.......................       871         23,844
Chase Manhattan Corp.............................     5,300        301,106
Citigroup, Inc...................................    32,636      1,535,932
Commercial Federal Corp..........................     1,500         34,031
Compass Bancshares, Inc..........................     1,300         47,816
Dime Bancorp, Inc................................     9,500        226,219
First Union Corp.................................    12,680        735,440
KeyCorp..........................................    19,100        578,969
National Commerce Bancorporation.................     9,200        164,162
Norwest Corp.....................................     6,900        256,594
Pacific Century Financial Corp...................     1,300         26,487
Provident Financial Group, Inc...................     3,500        134,859
Republic New York Corp...........................       400         16,725
Southtrust Corp..................................     3,650        133,111
TCF Financial Corp...............................    14,700        346,369
Washington Mutual, Inc...........................    12,141        454,149
Wells Fargo & Co.................................       700        259,000
                                                              ------------
                                                                 8,308,522
                                                              ------------

FINANCIAL SERVICES (3.6%)
American Express Co..............................     5,000        441,875
Associates First Capital Corp., Class A..........     5,010        353,205
Capital One Financial Corp.......................       600         61,050
Equifax, Inc.....................................     8,100        313,369
Federal National Mortgage Association............    15,000      1,062,187
Finova Group, Inc................................     3,000        146,250

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  --------   ------------
FINANCIAL SERVICES (CONTINUED)
Household International, Inc.....................     5,759   $    210,563
Merrill Lynch & Company, Inc.....................       500         29,625
Morgan Stanley Dean Witter.......................     7,930        513,467
Ocwen Financial Corp.+...........................     8,600        103,200
                                                              ------------
                                                                 3,234,791
                                                              ------------

INSURANCE (3.8%)
Aegon NV (ARE)(i)................................       348         30,406
Allstate Corp....................................    15,600        671,775
Ambac Financial Group, Inc.......................     2,300        133,831
American International Group, Inc................    10,850        924,963
Fremont General Corp.............................       800         39,500
Marsh & McLennan Companies, Inc..................     7,550        419,025
MBIA, Inc........................................     8,100        495,113
Mercury General Corp.............................     1,300         55,250
St. Paul Companies, Inc..........................     9,100        301,438
UNUM Corp........................................     7,900        351,056
                                                              ------------
                                                                 3,422,357
                                                              ------------

REAL ESTATE INVESTMENT TRUSTS (0.0%)
Starwood Lodging Trust...........................       183          5,181
                                                              ------------
  TOTAL FINANCE..................................               14,970,851
                                                              ------------

HEALTHCARE (12.8%)
BIOTECHNOLOGY (0.4%)
Amgen, Inc.+.....................................       900         70,734
Genzyme Corp.....................................     7,500        315,234
Immunex Corp.....................................       200         13,813
                                                              ------------
                                                                   399,781
                                                              ------------

HEALTH SERVICES (2.0%)
Abbott Laboratories..............................     8,600        403,663
Aetna, Inc.......................................     1,200         89,550
Bausch & Lomb, Inc...............................     2,600        108,388
Boston Scientific Corp.+.........................     1,400         76,213
Columbia / HCA Healthcare Corp...................     6,600        138,600
HCR Manor Care, Inc..............................       800         26,000
Humana, Inc......................................    11,500        217,781
Perkin-Elmer Corp................................     1,500        126,469
Tenet Healthcare Corp.+..........................    17,000        474,938
United Healthcare Corp...........................     2,200         95,838
                                                              ------------
                                                                 1,757,440
                                                              ------------
              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  --------   ------------

MEDICAL SUPPLIES (0.1%)
Medtronic, Inc...................................     1,600   $    104,000
                                                              ------------

PHARMACEUTICALS (10.3%)
Alza Corp.+......................................    10,300        493,113
American Home Products Corp......................    20,600      1,004,250
Bristol-Myers Squibb Co..........................    18,100      2,001,181
Eli Lilly & Co...................................     7,500        607,031
Forest Laboratories, Inc.........................     6,300        263,419
Johnson & Johnson................................     6,900        562,350
MedImmune, Inc.+.................................     1,300         87,506
Merck & Co., Inc.................................     7,600      1,027,900
Monsanto Co......................................    25,900      1,052,188
Pfizer, Inc......................................    11,000      1,180,438
Schering-Plough Corp.............................     2,500        257,188
Warner-Lambert Co................................     9,900        775,913
                                                              ------------
                                                                 9,312,477
                                                              ------------
  TOTAL HEALTHCARE...............................               11,573,698
                                                              ------------

INDUSTRIAL PRODUCTS & SERVICES (9.5%)
BUILDING MATERIALS (0.0%)
Sherwin-Williams Co..............................       100          2,519
                                                              ------------

CAPITAL GOODS (0.3%)
Eaton Corp.......................................     3,900        263,981
                                                              ------------

COMMERCIAL SERVICES (1.0%)
Cendant Corp.+...................................    20,000        228,750
Service Corp. International......................    19,500        694,688
                                                              ------------
                                                                   923,438
                                                              ------------

DIVERSIFIED MANUFACTURING (6.9%)
AlliedSignal, Inc................................    20,600        802,113
Cooper Industries, Inc...........................     8,500        375,063
Deere & Co.......................................     3,000        106,125
Eastman Kodak Co.................................     5,900        457,250
General Electric Co..............................    24,700      2,161,250
Harris Corp......................................    10,800        378,675
ITT Industries, Inc..............................       700         25,025
Johnson Controls, Inc............................    15,500        871,875
Tyco International Ltd.(i).......................    17,122      1,060,494
                                                              ------------
                                                                 6,237,870
                                                              ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  --------   ------------
ELECTRICAL EQUIPMENT (0.3%)
W.W. Grainger, Inc...............................     5,300   $    244,131
                                                              ------------

PACKAGING & CONTAINERS (0.3%)
Kimberly-Clark Corp..............................     5,500        265,375
                                                              ------------
POLLUTION CONTROL (0.7%)
Waste Management, Inc............................    14,107        636,578
                                                              ------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                8,573,892
                                                              ------------
TECHNOLOGY (17.8%)
AEROSPACE (0.5%)
Boeing Co........................................     9,200        345,000
Coltec Industries, Inc.+.........................     4,500         75,094
General Dynamics Corp............................       200         11,838
Lockheed Martin Corp.............................       100         11,138
                                                              ------------
                                                                   443,070
                                                              ------------
COMPUTER SOFTWARE (4.0%)
Autodesk, Inc....................................       800         25,075
BMC Software, Inc.+..............................     1,900         91,259
Computer Associates International, Inc...........     2,650        104,344
Microsoft Corp.+.................................    28,000      2,965,375
Oracle Corp.+....................................    11,750        347,359
PeopleSoft, Inc.+................................     1,100         23,272
                                                              ------------
                                                                 3,556,684
                                                              ------------

COMPUTER SYSTEMS (4.9%)
Compaq Computer Corp.............................     6,700        211,888
Dell Computer Corp.+.............................    10,300        674,972
EMC Corp.+.......................................    10,600        682,375
International Business Machines Corp.............    12,400      1,840,625
Sun Microsystems, Inc.+..........................    16,700        971,731
                                                              ------------
                                                                 4,381,591
                                                              ------------

ELECTRONICS (2.0%)
Cisco Systems, Inc.+.............................    27,125      1,711,418
Rockwell International Corp......................     3,100        127,294
                                                              ------------
                                                                 1,838,712
                                                              ------------
INFORMATION PROCESSING (0.1%)
First Data Corp..................................     3,800        100,700
                                                              ------------
              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  --------   ------------

SEMICONDUCTORS (2.8%)
Intel Corp.......................................    20,800   $  1,855,750
Motorola, Inc....................................     1,700         88,400
Texas Instruments, Inc...........................     8,400        537,075
                                                              ------------
                                                                 2,481,225
                                                              ------------

TELECOMMUNICATION SERVICES (1.9%)
MCI WorldCom, Inc.+..............................    30,839      1,704,818
US WEST, Inc.....................................        79          4,533
                                                              ------------
                                                                 1,709,351
                                                              ------------

TELECOMMUNICATIONS (0.1%)
Airtouch Communications, Inc.+...................     1,500         84,000
Northern Telecom Ltd.(i).........................        20            856
                                                              ------------
                                                                    84,856
                                                              ------------

TELECOMMUNICATIONS-EQUIPMENT (1.5%)
Lucent Technologies, Inc.........................    17,200      1,379,225
                                                              ------------
  TOTAL TECHNOLOGY...............................               15,975,414
                                                              ------------

TRANSPORTATION (1.2%)
RAILROADS (0.9%)
CSX Corp.........................................     7,700        302,225
Union Pacific Corp...............................    11,500        547,688
                                                              ------------
                                                                   849,913
                                                              ------------

TRUCK & FREIGHT CARRIERS (0.3%)
CNF Transportation, Inc..........................     7,600        229,900
                                                              ------------
  TOTAL TRANSPORTATION...........................                1,079,813
                                                              ------------

UTILITIES (8.9%)
ELECTRIC (1.9%)
Central & South West Corp........................     9,900        275,344
Entergy Corp.....................................     3,100         89,125
Northeast Utilities+.............................     1,100         17,188
Northern States Power Co.........................    11,300        305,100
PG&E Corp........................................     1,001         30,468
PP&L Resources, Inc..............................    19,500        528,938
Southern Co......................................     3,200         90,200
Western Resources, Inc...........................     2,300         80,500
Wisconsin Energy Corp............................     8,900        272,563
                                                              ------------
                                                                 1,689,426
                                                              ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  --------   ------------
GAS-PIPELINES (0.9%)
Columbia Energy Group............................     5,500   $    318,313
Enron Corp.......................................     3,000        158,250
K N Energy, Inc..................................     6,500        322,969
                                                              ------------
                                                                   799,532
                                                              ------------
NATURAL GAS (0.2%)
El Paso Energy Corp..............................     5,100        180,731
                                                              ------------

TELEPHONE (5.9%)
Ameritech Corp...................................       500         26,969
AT & T Corp......................................    20,200      1,257,450
Bell Atlantic Corp...............................     8,860        470,688
Bellsouth Corp...................................       900         71,831
Cincinnati Bell, Inc.............................     1,300         33,719
Frontier Corp....................................     6,900        207,431
GTE Corp.........................................    29,600      1,737,150
              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  --------   ------------
TELEPHONE (CONTINUED)

SBC Communications, Inc..........................    27,200   $  1,259,700
Sprint Corp......................................     3,700        283,975
                                                              ------------
                                                                 5,348,913
                                                              ------------
  TOTAL UTILITIES................................                8,018,602
                                                              ------------
  TOTAL COMMON STOCKS
   (COST $81,108,566)............................               89,773,270
                                                              ------------
TOTAL INVESTMENTS
  (COST $81,108,566) (99.7%)...............................     89,773,270
OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)...............
                                                                   305,896
                                                              ------------
NET ASSETS (100.0%)........................................   $ 90,079,166
                                                              ------------
                                                              ------------

------------------------------
Note: Based on the cost of investments of $81,118,875 for federal income tax purposes at October 31, 1998, the aggregate gross unrealized appreciation and depreciation was $11,133,265 and $2,478,870, respectively, resulting in net unrealized appreciation of $8,654,395.

+ - Non-income producing security.

(i) - Foreign security.

ADR - American Depositary Receipt.

ARE - American Registered Share.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $81,108,566 )           $89,773,270
Receivable for Investments Sold                        379,076
Receivable for Fund Shares Sold                        212,728
Receivable for Expense Reimbursements                   80,061
Dividends Receivable                                    68,613
Deferred Organization Expenses                          30,921
Interest Receivable                                      2,500
Prepaid Trustees' Fees                                     139
Prepaid Expenses and Other Assets                          593
                                                   -----------
    Total Assets                                    90,547,901
                                                   -----------
LIABILITIES
Payable for Investments Purchased                      304,292
Advisory Fee Payable                                    24,557
Payable to Custodian                                    20,787
Shareholder Servicing Fee Payable                       16,971
Custody Fee Payable                                     16,492
Organization Expenses Payable                           12,060
Administrative Services Fee Payable                      3,953
Payable for Fund Shares Redeemed                           601
Administration Fee Payable                                 171
Fund Services Fee Payable                                   69
Accrued Expenses                                        68,782
                                                   -----------
    Total Liabilities                                  468,735
                                                   -----------
NET ASSETS
Applicable to 6,123,072 shares outstanding
  (par value $0.001, unlimited shares authorized)  $90,079,166
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  per Share                                             $14.71
                                                         -----
                                                         -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $82,316,403
Undistributed Net Investment Income                     72,671
Accumulated Net Realized Loss on Investments          (974,612)
Net Unrealized Appreciation of Investments           8,664,704
                                                   -----------
    Net Assets                                     $90,079,166
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $6,009 )                                                  $  808,748
Interest Income                                                    37,582
                                                               ----------
    Investment Income                                             846,330

EXPENSES
Advisory Fee                                       $ 195,083
Shareholder Servicing Fee                            108,894
Custodian Fees and Expenses                           90,128
Professional Fees and Expenses                        43,879
Registration Fees                                     40,982
Administrative Services Fee                           32,142
Transfer Agent Fee                                    26,189
Printing Expenses                                     14,740
Amortization of Organization Expenses                  9,508
Fund Services Fee                                      1,578
Administration Fee                                       744
Trustees' Fees and Expenses                              474
Miscellaneous                                          3,359
                                                   ---------
    Total Expenses                                   567,700
Less: Reimbursement of Expenses                     (261,143)
                                                   ---------
NET EXPENSES                                                      306,557
                                                               ----------
NET INVESTMENT INCOME                                             539,773

NET REALIZED LOSS ON INVESTMENTS                                 (954,939)

NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                   7,810,015
                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $7,394,849
                                                               ----------
                                                               ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD
                                                                       JANUARY 30, 1997
                                                    FOR THE FISCAL     (COMMENCEMENT OF
                                                      YEAR ENDED      OPERATIONS) THROUGH
                                                   OCTOBER 31, 1998    OCTOBER 31, 1997
                                                   ----------------   -------------------
INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $       539,773    $           56,306
Net Realized Loss on Investments                          (954,939)              (19,673)
Net Change in Unrealized Appreciation of
  Investments                                            7,810,015               854,689
                                                   ----------------   -------------------
    Net Increase in Net Assets Resulting from
      Operations                                         7,394,849               891,322
                                                   ----------------   -------------------
DIVIDENDS TO SHAREHOLDERS FROM
Net Investment Income                                     (523,408)                   --
                                                   ----------------   -------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        74,412,898            11,084,557
Reinvestment of Dividends                                  517,796                    --
Cost of Shares of Beneficial Interest Redeemed          (3,775,057)                   --
Service Charge                                              26,209                    --
                                                   ----------------   -------------------
    Net Increase from Shareholder Transactions          71,181,846            11,084,557
                                                   ----------------   -------------------
    Total Increase in Net Assets                        78,053,287            11,975,879

NET ASSETS
Beginning of Period                                     12,025,879                50,000
                                                   ----------------   -------------------
End of Period (including undistributed net
  investment income of $72,671 and $56,306,
  respectively)                                    $    90,079,166    $       12,025,879
                                                   ----------------   -------------------
                                                   ----------------   -------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                         FOR THE PERIOD
                                                                        JANUARY 30, 1997
                                                        FOR THE         (COMMENCEMENT OF
                                                   FISCAL YEAR ENDED   OPERATIONS) THROUGH
                                                   OCTOBER 31, 1998     OCTOBER 31, 1997
                                                   -----------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $          12.08    $            10.00
                                                   -----------------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                          0.11                  0.06
Net Realized and Unrealized Gain on Investments                2.68                  2.02
                                                   -----------------   -------------------
Total from Investment Operations                               2.79                  2.08
                                                   -----------------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                         (0.16)                   --
                                                   -----------------   -------------------

NET ASSET VALUE, END OF PERIOD                     $          14.71    $            12.08
                                                   -----------------   -------------------
                                                   -----------------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                  23.26%                20.80%(a)
Net Assets, End of Period (in thousands)           $         90,079    $           12,026
Ratios to Average Net Assets
  Expenses                                                     0.55%                 0.55%(b)
  Net Investment Income                                        0.97%                 1.19%(b)
  Expenses Without Reimbursement                               1.02%                 4.59%(b)
  Portfolio Turnover Rate                                        57%                   35%

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Tax Aware Disciplined Equity Fund (the "fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust"). The trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The fund's investment objective is to provide high total return while being sensitive to the impact of capital gains taxes on investors' returns. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. Prior to January 1, 1998, the names of the fund, trust and classes of shares were Tax Aware Disciplined Equity Fund, JPM Series Trust, JPM Institutional Shares and JPM Pierpont Shares, respectively. Additionally, on January 1, 1998, the JPM Pierpont Shares of this fund were renamed Institutional Shares. Currently the fund only offers Institutional Shares. The fund commenced operations on January 30, 1997. The Declaration of Trust permits the trustees to issue an unlimited number of shares in the fund.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the fund's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) Substantially all the fund's net investment income is declared as dividends and paid quarterly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $47,567. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co Incorporated ("J.P.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      Morgan"), has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) For Federal income tax purposes, the fund had a capital loss carryforward of $964,303 at October 31, 1998, of which $19,095 will expire in the year 2005 and $945,208 will expire in the year 2006. To the extent that this capital loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

   g) The fund accounts for and reports distributions to shareholder in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies."

2. TRANSACTIONS WITH AFFILIATES

   a) Prior to October 1, 1998, the fund had an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the fund paid Morgan at an annual rate of 0.35% of the fund's average daily net assets. Effective October 1, 1998, the fund's Investment Advisor is J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan and the terms of the agreement will remain the same. For the fiscal year ended October 31, 1998, such fees amounted to $195,083.

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1998, the fee for these services amounted to $744.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust and certain other investment companies for which Morgan provides similar services. For the fiscal year ended October 31, 1998, the fee for these services amounted to $32,142.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund at no more than 0.55% of the average daily net assets of the fund through February 28, 1999. This reimbursement arrangement can be changed or terminated at any time after February 28, 1999 at the option of J.P. Morgan. For the fiscal year ended October 31, 1998, J.P. Morgan has agreed to reimburse the fund $261,143 for expenses under this agreement.

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to fund shareholders. The Agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate. This rate was 0.25% of the average daily net assets of the fund from November 1, 1998 through July 31, 1998. Effective August 1, 1998 the rate was decreased to 0.10%. For the fiscal year ended October 31, 1998, the fee for these services amounted to $108,894.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $1,578 for the fiscal year ended October 31, 1998.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $300.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                                          FOR THE PERIOD
                                                                         JANUARY 30, 1997
                                                                         (COMMENCEMENT OF
                                                   FOR THE YEAR ENDED   OPERATIONS) THROUGH
                                                    OCTOBER 31, 1998     OCTOBER 31, 1997
                                                   ------------------   -------------------
Shares of beneficial interest sold...............          5,366,501               990,155
Reinvestment of dividends........................             36,061            --
Shares of beneficial interest redeemed...........           (274,645)           --
                                                   ------------------   -------------------
NET INCREASE.....................................          5,127,917               990,155
                                                   ------------------   -------------------
                                                   ------------------   -------------------

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.

Redemptions may be subject to service charges, retained by the fund, in accordance with the following schedule:

                                                   PERCENTAGE OF
YEAR SINCE PURCHASE                                CASH PROCEEDS
-------------------------------------------------  -------------
Shares held for less than five years                         1%
Shares held five years or longer                           None

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended October 31, 1998 were as follows:

COST OF              PROCEEDS
  PURCHASES         FROM SALES
-----------------   -----------
$     102,970,499   $32,146,685

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. The maximum borrowing under the Agreement was $100,000,000. The agreement expired on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 26, 1999.The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocable to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement as of October 31, 1998.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional Tax Aware Disciplined Equity Fund
(Formerly Tax Aware Disciplined Equity Fund)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional Tax Aware Disciplined Equity Fund (one of the funds comprising J.P. Morgan Series Trust, hereafter referred to as the "fund") at October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 30, 1997 (commencement of operations) through October 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1998

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the J.P. Morgan Family of Funds was held on August 20, 1998. Each of the applicable funds voted in favor of adopting the following proposals, therefore, the results are aggregated for the trust unless otherwise specified. The meeting was held for the following purposes:

1. To elect a slate of five trustees to hold office for a term of unlimited duration subject to the current retirement age of 70.

2a.To approve the amendment of the fund's investment restriction relating to diversification of assets.

2b.To approve the amendment of the fund's investment restriction relating to concentration of assets in a particular industry.

2c.To approve the amendment of the fund's investment restrictions relating to the issuance of senior securities.

2d.To standardize the borrowing ability of the fund to the extent permitted by applicable law.

2e.To approve the amendment of the fund's investment restriction relating to underwriting.

2f. To approve the amendment of the fund's investment restriction relating to investment in real estate.

2g.To approve the amendment of the fund's investment restriction relating to commodities.

2h.To approve the amendment of the fund's investment restriction relating to lending.

2i. To approve the reclassification of the fund's other fundamental restrictions as nonfundamental.

3. To approve the reclassification of the fund's investment objective from fundamental to nonfundamental.

4. To approve a new investment advisory agreement of the fund.

5. To amend the Declaration of Trust to provide dollar-based voting rights.

6. To ratify the selection of independent accountants, PricewaterhouseCoopers
   LLP.

The results of the proxy solicitation on the above matters were as follows:

                                                                                                         VOTES
DIRECTORS/MATTER                                                                         VOTES FOR      AGAINST     ABSTENTIONS
-------------------------------------------------------------------------------------  -------------  ------------  -----------
       1.  Frederick S. Addy.........................................................    107,823,043        6,550       --
           William G. Burns..........................................................    107,823,043        6,550       --
           Arthur C. Eschenlauer.....................................................    107,823,043        6,550       --
           Matthew Healey............................................................    107,817,936       11,657       --
           Michael P. Mallardi.......................................................    107,823,043        6,550       --
       2.  Amending of Investment Restrictions:
           a.         Relating to diversification of assets..........................     36,821,707      146,750      113,675
           b.         Relating to concentration of assets............................     36,960,592        7,865      113,675
           c.         Relating to issuance of senior securities......................     36,960,592        7,865      113,675
           d.         Relating to borrowing..........................................     36,792,586      175,871      113,675
           e.         Relating to underwriting.......................................     36,792,586      175,871      113,675
           f.         Relating to investment in real estate..........................     36,821,707      146,750      113,675
           g.         Relating to commodities........................................     36,821,707        7,864      252,561
           h.         Relating to lending............................................     36,931,472       36,985      113,675
           i.         Reclassification of other restrictions as nonfundamental.......     36,792,586      175,871      113,675
       3.  Reclassification of investment objectives.................................            N/A          N/A          N/A
       4.  Investment advisory agreement.............................................     36,827,572      140,900      113,675
       5.  Dollar-based voting rights................................................            N/A          N/A          N/A
       6.  Independent accountants, PricewaterhouseCoopers LLP.......................    107,567,491      145,945      116,168

J.P. MORGAN INSTITUTIONAL FUNDS

            PRIME MONEY MARKET FUND

            TREASURY MONEY MARKET FUND

            FEDERAL MONEY MARKET FUND

            TAX EXEMPT MONEY MARKET FUND

            SHORT TERM BOND FUND

            BOND FUND

            GLOBAL STRATEGIC INCOME FUND

            TAX EXEMPT BOND FUND

            NEW YORK TAX EXEMPT BOND FUND

            CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

            DIVERSIFIED FUND

            DISCIPLINED EQUITY FUND

            U.S. EQUITY FUND

            U.S. SMALL COMPANY FUND

            TAX AWARE DISCIPLINED EQUITY FUND: INSTITUTIONAL SHARES

            INTERNATIONAL EQUITY FUND

            EUROPEAN EQUITY FUND

            INTERNATIONAL OPPORTUNITIES FUND

            EMERGING MARKETS EQUITY FUND


FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL FUNDS,
CALL J.P. MORGAN FUNDS SERVICES AT
(800) 766-7722.


J.P. MORGAN
INSTITUTIONAL
TAX AWARE
DISCIPLINED
EQUITY FUND


ANNUAL REPORT
OCTOBER 31, 1998